Exhibit 99(b)

Revised Segment Results, with Annual Results

for the Five Years Ended December 31, 2009,

and Quarterly Results for 2009 and 2008 (Pages 1-6)

Exhibit 99(b)

Revised Segment Results, with Annual Results for the Five Years Ended December 31, 2009,

and Quarterly Results for 2009 and 2008

Segment Operations

Revenues and segment profit of our operating segments are shown below.

As described in our Form 8-K filed February 19, 2010, we reorganized our business effective January 1, 2010 to better align our Consumer & Industrial and Energy businesses for growth. As a result of this reorganization, we created a new segment called Home & Business Solutions that includes the Appliances and Lighting businesses from our previous Consumer & Industrial segment and the retained portion of the GE Fanuc Intelligent Platforms business of our previous Enterprise Solutions business (a business formerly within our Technology Infrastructure segment). In addition, the Industrial business of our previous Consumer & Industrial segment and the Sensing & Inspection Technologies and Digital Energy businesses of Enterprise Solutions are now part of the Energy business within the Energy Infrastructure segment. The Security business of Enterprise Solutions is now reported in GE Corporate Items and Eliminations for periods prior to its sale in the first quarter of 2010. Also, effective January 1, 2010, the GE Capital segment (formerly called Capital Finance) includes all of the continuing operations of General Electric Capital Corporation.

As a result of this reorganization, our five operating segments as of January 1, 2010, are as follows:

•	Technology Infrastructure – our Aviation, Healthcare and Transportation businesses

•	Energy Infrastructure – our Energy business (including the Sensing & Inspection Technology, Digital Energy and Industrial businesses) and our Oil & Gas business

•	Home & Business Solutions – our Appliances and Lighting, and Intelligent Platforms businesses

•	GE Capital – Our Commercial Lending and Leasing, Consumer, Real Estate, Energy Financial Services and GE Capital Aviation Services businesses and General Electric Capital Corporation Corporate

•	NBC Universal – unchanged

Segment profit is determined based on internal performance measures used by the Chief Executive Officer to assess the performance of each business in a given period. In connection with that assessment, the Chief Executive Officer may exclude matters such as charges for restructuring; rationalization and other similar expenses; in-process research and development and certain other acquisition-related charges and balances; technology and product development costs; certain gains and losses from dispositions; and litigation settlements or other charges, responsibility for which preceded the current management team.

Segment profit always excludes the effects of principal pension plans, results reported as discontinued operations, earnings attributable to noncontrolling interests of consolidated subsidiaries and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment’s management is measured – excluded in determining segment profit, which we sometimes refer to as “operating profit,” for Energy Infrastructure, Technology Infrastructure, NBC Universal and Home & Business Solutions; included in determining segment profit, which we sometimes refer to as “net earnings,” for GE Capital.

All periods presented have been reclassified to conform to the changes in our organization effective January 1, 2010. In addition to providing information on segments in their entirety, we have also provided supplemental information for certain businesses within the segments for greater clarity.

(1)

General Electric Company and consolidated affiliates

Unaudited revised summary operating segment financial information

(In millions)

	2009	2008	2007	2006	2005

Revenues
Energy Infrastructure	$40,648	$43,046	$34,880	$28,816	$25,275
Technology Infrastructure	38,517	41,605	38,338	33,735	30,419
NBC Universal	15,436	16,969	15,416	16,188	14,689
GE Capital	51,251	68,577	68,148	58,667	52,191
Home & Business Solutions	8,443	10,117	11,026	11,654	11,427
Total segment revenues	154,295	180,314	167,808	149,060	134,001
Corporate items and eliminations	2,488	2,201	4,680	2,508	2,261
Consolidated revenues from continuing
operations	$156,783	$182,515	$172,488	$151,568	$136,262
Segment profit
Energy Infrastructure	$7,105	$6,497	$5,238	$3,806	$3,333
Technology Infrastructure	6,785	7,460	7,186	6,687	5,646
NBC Universal	2,264	3,131	3,107	2,919	3,092
GE Capital	1,737	8,126	12,369	10,412	8,711
Home & Business Solutions	370	365	983	928	782
Total segment profit	18,261	25,579	28,883	24,752	21,564
Corporate items and eliminations	(2,826)	(1,910)	(1,639)	(1,187)	(288)
GE interest and other financial charges	(1,478)	(2,153)	(1,993)	(1,668)	(1,319)
GE provision for income taxes	(2,739)	(3,427)	(2,794)	(2,553)	(2,678)
Earnings from continuing operations	11,218	18,089	22,457	19,344	17,279
Earnings (loss) from discontinued operations,
net of taxes	(193)	(679)	(249)	1,398	(559)
Consolidated net earnings attributable
to the Company	$11,025	$17,410	$22,208	$20,742	$16,720

December 31	2009	2008	2007	2006	2005

GE Capital Assets	$621,232	$634,641	$611,774	$522,814	$443,703

(2)

		First	Second	Third	Fourth
	2009	Quarter	Quarter	Quarter	Quarter

Revenues
Energy Infrastructure	$40,648	$9,082	$10,459	$9,769	$11,338
Technology Infrastructure	38,517	9,523	9,637	9,306	10,051
Home & Business Solutions	8,443	1,924	2,169	2,136	2,214
GE Capital	51,251	13,775	12,736	12,005	12,735
NBC Universal	15,436	3,524	3,565	4,079	4,268
Total segment revenues	154,295	37,828	38,566	37,295	40,606
Corporate items and eliminations	2,488	610	542	504	832
Consolidated revenues from continuing
operations	$156,783	$38,438	$39,108	$37,799	$41,438

Segment profit
Energy Infrastructure	$7,105	$1,318	$1,863	$1,649	$2,275
Technology Infrastructure	6,785	1,702	1,743	1,645	1,695
Home & Business Solutions	370	45	90	104	131
GE Capital	1,737	1,029	431	141	136
NBC Universal	2,264	391	539	732	602
Total segment profit	18,261	4,485	4,666	4,271	4,839
Corporate items and eliminations	(2,826)	(417)	(538)	(811)	(1,060)
GE interest and other financial charges	(1,478)	(376)	(348)	(352)	(402)
GE provision for income taxes	(2,739)	(842)	(897)	(654)	(346)
Earnings from continuing operations	11,218	2,850	2,883	2,454	3,031
Earnings (loss) from discontinued operations,
net of taxes	(193)	(21)	(194)	40	(18)
Consolidated net earnings attributable
to the Company	$11,025	$2,829	$2,689	$2,494	$3,013

		March 31,	June 30,	Sept. 30,	Dec. 31,
		2009	2009	2009	2009

GE Capital Assets		$609,969	$622,874	$628,710	$621,232

(3)

		First	Second	Third	Fourth
	2008	Quarter	Quarter	Quarter	Quarter

Revenues
Energy Infrastructure	$43,046	$8,769	$10,850	$10,905	$12,522
Technology Infrastructure	41,605	9,355	10,617	10,257	11,376
Home & Business Solutions	10,117	2,475	2,706	2,568	2,368
GE Capital	68,577	17,318	18,198	17,854	15,207
NBC Universal	16,969	3,584	3,882	5,073	4,430
Total segment revenues	180,314	41,501	46,253	46,657	45,903
Corporate items and eliminations	2,201	727	587	577	310
Consolidated revenues from continuing
operations	$182,515	$42,228	$46,840	$47,234	$46,213

Segment profit
Energy Infrastructure	$6,497	$1,161	$1,675	$1,538	$2,123
Technology Infrastructure	7,460	1,547	1,894	1,713	2,306
Home & Business Solutions	365	143	144	37	41
GE Capital	8,126	2,495	2,789	2,148	694
NBC Universal	3,131	712	909	645	865
Total segment profit	25,579	6,058	7,411	6,081	6,029
Corporate items and eliminations	(1,910)	(347)	(481)	(84)	(998)
GE interest and other financial charges	(2,153)	(602)	(554)	(525)	(472)
GE provision for income taxes	(3,427)	(758)	(982)	(995)	(692)
Earnings from continuing operations	18,089	4,351	5,394	4,477	3,867
Earnings (loss) from discontinued operations,
net of taxes	(679)	(47)	(322)	(165)	(145)
Consolidated net earnings attributable
to the Company	$17,410	$4,304	$5,072	$4,312	$3,722

		March 31,	June 30,	Sept. 30,	Dec. 31,
		2008	2008	2008	2008

GE Capital Assets		$648,711	$661,862	$652,292	$634,641

(4)

		First	Second	Third	Fourth
	2009	Quarter	Quarter	Quarter	Quarter

Energy Infrastructure
Revenues	$40,648	$9,082	$10,459	$9,769	$11,338

Segment profit	$7,105	$1,318	$1,863	$1,649	$2,275

Revenues
Energy	$33,698	$7,784	$8,686	$7,979	$9,249
Oil & Gas	7,743	1,543	1,948	1,953	2,299

Segment profit
Energy	$6,045	$1,196	$1,614	$1,340	$1,895
Oil & Gas	1,222	179	283	338	422

Technology Infrastructure
Revenues	$38,517	$9,523	$9,637	$9,306	$10,051

Segment profit	$6,785	$1,702	$1,743	$1,645	$1,695

Revenues
Aviation	$18,728	$4,817	$4,619	$4,542	$4,750
Healthcare	16,015	3,545	3,964	3,801	4,705
Transportation	3,827	1,171	1,069	970	617

Segment profit
Aviation	$3,923	$1,080	$923	$970	$950
Healthcare	2,420	411	590	508	911
Transportation	473	217	236	177	(157)

GE Capital
Revenues	$51,251	$13,775	$12,736	$12,005	$12,735

Segment profit	$1,737	$1,029	$431	$141	$136

Revenues
CLL	$20,762	$5,680	$5,306	$4,725	$5,051
Consumer	19,140	4,712	4,851	4,848	4,729
Real Estate	4,009	975	1,014	981	1,039
Energy Financial Services	2,117	644	490	483	500
GECAS	4,594	1,103	1,163	1,125	1,203

Segment Profit
CLL	$963	$238	$243	$130	$352
Consumer	1,694	737	252	443	262
Real Estate	(1,541)	(173)	(237)	(538)	(593)
Energy Financial Services	212	75	65	41	31
GECAS	1,016	261	285	187	283

(5)

		First	Second	Third	Fourth
	2008	Quarter	Quarter	Quarter	Quarter
Energy Infrastructure
Revenues	$43,046	$8,769	$10,850	$10,905	$12,522

Segment profit	$6,497	$1,161	$1,675	$1,538	$2,123

Revenues
Energy	$36,307	$7,400	$9,090	$9,152	$10,665
Oil & Gas	7,417	1,535	1,895	1,891	2,096

Segment profit
Energy	$5,485	$1,029	$1,441	$1,255	$1,760
Oil & Gas	1,127	161	255	305	406

Technology Infrastructure
Revenues	$41,605	$9,355	$10,617	$10,257	$11,376

Segment profit	$7,460	$1,547	$1,894	$1,713	$2,306

Revenues
Aviation	$19,239	$4,320	$4,923	$4,841	$5,155
Healthcare	17,392	3,887	4,491	4,191	4,823
Transportation	5,016	1,148	1,202	1,256	1,410

Segment profit
Aviation	$3,684	$775	$914	$834	$1,161
Healthcare	2,851	528	747	634	942
Transportation	962	254	241	255	212

GE Capital
Revenues	$68,577	$17,318	$18,198	$17,854	$15,207

Segment profit	$8,126	$2,495	$2,789	$2,148	$694

Revenues
CLL	$26,856	$6,694	$7,346	$6,580	$6,236
Consumer	25,111	6,391	6,601	6,564	5,555
Real Estate	6,646	1,883	1,964	1,679	1,120
Energy Financial Services	3,707	770	989	1,261	687
GECAS	4,688	1,231	1,081	1,209	1,167

Segment Profit
CLL	$1,838	$691	$935	$405	$(193)
Consumer	3,686	992	1,065	796	833
Real Estate	1,144	476	484	244	(60)
Energy Financial Services	825	133	167	306	219
GECAS	1,140	387	252	270	231

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